                                                                    EXHIBIT 23.2

                               ARTHUR ANDERSEN LLP






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this Registration Statement.



                                            /s/ Arthur Andersen LLP
                                            -----------------------------------
                                            ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 13, 1996